                                                                   EXHIBIT 10.10
                                 TV FILME, INC.
                       FORM OF INDEMNIFICATION AGREEMENT
                       ---------------------------------

          INDEMNIFICATION AGREEMENT, dated as of ___________________, 1996, by and between TV FILME, INC., a Delaware corporation (the "COMPANY"), and the director and/or officer of the Company whose name appears on the signature page of this Agreement (the "INDEMNITEE").

          WHEREAS, TV Filme is contemplating an initial public offering (the "Initial Public Offering") of shares of its common stock, $.01 par value; and

          WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors, officers, or in similar capacities unless they are provided with reasonable protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporations; and

          WHEREAS, the current impracticability of obtaining adequate insurance and the uncertainties related to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company (the "BOARD") has determined that the ability to attract and retain such persons is in the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company to oblige itself contractually to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, this Agreement is a supplement to and in furtherance of the indemnification contemplated by the Company's Certificate of Incorporation and rights granted under the Certificate of Incorporation and any resolutions adopted pursuant thereto, and shall not be deemed to be a substitute therefor nor to diminish or abrogate any rights of Indemnitee thereunder; and

          WHEREAS, Indemnitee is willing to serve, continue to serve, and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified.

          NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          1.  Definitions.  For purposes of this Agreement:
              -----------

          (a) "CORPORATE STATUS" means the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or any majority owned subsidiary or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

          (b) "DISINTERESTED DIRECTOR" means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (c) "EXPENSES" means all reasonable attorneys' fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, settling, investigating, or being or preparing to be a witness in a Proceeding.

          (d) "INDEPENDENT COUNSEL" means a law firm or a member of a law firm that is experienced in matters of corporate law and securities liability-related litigation and neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "INDEPENDENT COUNSEL" shall not include any firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement. All fees and expenses of the Independent Counsel incurred in connection with acting pursuant to this Agreement shall be borne by the Company.

          (e) "PROCEEDING" means any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative; PROVIDED,
                                                                      --------
HOWEVER, that the term "PROCEEDING" shall include any action instituted by an
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Indemnitee (other than an action to enforce indemnification rights under this
Agreement) only if such action is authorized by the Board of Directors.

          2.  Services by Indemnitee.  Indemnitee agrees to begin or continue to
              ----------------------
serve the Company or other corporation, partnership, joint venture, employee benefit plan, trust or other enterprise affiliated with the Company (all of which are collectively referred to as an "AFFILIATE") as a director or officer. Notwithstanding anything contained herein, this Agreement shall not create a contract of employment between the Company and Indemnitee and the termination of Indemnitee's relationship with the Company or an Affiliate by either party hereto shall not be restricted by this Agreement.

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

          3.  Indemnification.  The Company shall indemnify, and advance
              ---------------
Expenses to, Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification. Without diminishing the scope of the indemnification provided by this Section 3, the rights of indemnification of Indemnitee provided hereunder shall include, but shall not be limited to, the rights set forth in other sections of this Agreement.

          4.  Action or Proceeding Other Than an Action by or in the Right of
              ---------------------------------------------------------------
the Company.  Indemnitee shall be entitled to the indemnification rights
- -----------
provided in this Section 4 if, by reason of his or her Corporate Status, Indemnitee is, or is threatened to be made, a party to any pending, completed or threatened Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with any such Proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

          5.  Proceedings by or in the Right of the Company.  Indemnitee shall
              ---------------------------------------------
be entitled to the indemnification rights provided in this Section 5 if, by reason of his or her Corporate Status, Indemnitee is, or is threatened to be made, a party to any pending, completed or threatened Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 5, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement incurred by Indemnitee or on Indemnitee's behalf in connection with any such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing provisions of this Section 5, no such indemnification against such Expenses, judgments, penalties, fines and amounts paid in settlement shall be made in respect of any claim, issue or matter in any such Proceeding as to which Indemnitee shall have been adjudged to be liable for misconduct of his duty to the Company; PROVIDED, HOWEVER, that in such event such indemnification shall
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nevertheless be made by the Company to the extent that the court in which such action or suit was brought (or any other court of competent jurisdiction) shall determine equitable under the circumstances.

          6.  Indemnification for Costs, Charges and Expenses of Party Who is
              ---------------------------------------------------------------
Wholly or Partly Successful.  Notwithstanding any other provisions of this
- ---------------------------
Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee, to the maximum extent permitted by law, against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 6 and without limiting the foregoing, the termination of any such claim, issue or matter in any such Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful resolution as to such claim, issue or matter.

          7.  Indemnification for Expenses of a Witness.  Notwithstanding any
              -----------------------------------------
other provisions of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any proceeding, Indemnitee shall be indemnified by the Company against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

          8.  Advancement of Expenses.  All Expenses incurred by or on behalf of
              -----------------------
Indemnitee in connection with any Proceeding shall be paid by the Company within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting from time to time such advance or advances, whether prior to or after the final disposition of such Proceeding. Indemnitee's entitlement to such advancement of Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee in connection therewith and shall include or be preceded or accompanied by a written undertaking by or on behalf of Indemnitee, in form and substance reasonably acceptable to the Company, to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses pursuant to the terms of this Agreement.

          9.  Procedure for Determination of Entitlement to Indemnification.
              -------------------------------------------------------------

          (a) To obtain indemnification under this Agreement in connection with any Proceeding, Indemnitee shall submit a written request for indemnification to the Company. Such request shall include documentation and information which is reasonably available to Indemnitee and is reasonably necessary for the Company to determine whether and to what extent Indemnity is entitled to indemnification. Determination of Indemnitee's entitlement to indemnification shall be made not later than 30 days after receipt by the Company of Indemnitee's written request for indemnification. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board that Indemnitee has requested indemnification.

          (b) Upon written request by Indemnitee for indemnification pursuant to
Section 9(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in such case: (i) (A) by the Board by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board consisting of Disinterested Directors is not obtainable, or even if such quorum is obtainable, if such quorum of Disinterested Directors so directs, either (x) by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (y) by the stockholders of the Company, as determined by such quorum of Disinterested Directors, or a quorum of the Board, as the case may be, or (ii) as provided in Section 10(b) of this Agreement. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within 20 days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

          (c) If required, Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising him or her of the identity of Independent Counsel so selected. Indemnitee may, within seven days after such written notice of selection shall have been given, deliver to the Company a written objection to such selection. Such objection may be asserted only on the grounds that Independent Counsel so selected does not meet the requirements of "INDEPENDENT COUNSEL" as defined in Section 1 of this Agreement and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to
Section 9(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by such court or by such other person as such court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 9(b) hereof. The Company shall pay any and all reasonable fees and expenses incurred by such Independent Counsel in connection with its actions pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement date or any judicial proceeding or arbitration pursuant to Section 11(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

          10.  Presumption and Effects of Certain Proceedings.
               ----------------------------------------------

          (a) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 9(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

          (b) If the person, persons or entity empowered or selected under
Section 9 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 60 days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) prohibition of such indemnification under applicable law; PROVIDED, HOWEVER, that such 60-day period may be extended for a
                --------  -------
reasonable time, not to exceed an additional 30 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith require(s) such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and PROVIDED, FURTHER, that
                                                       --------  -------
the foregoing provisions of this Section 10(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 9(b) of this Agreement and if (A) within 15 days after receipt by the Company of the request for such determination the Board has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(b) of this Agreement.

          11.  Remedies in Cases of Determination not to Indemnify or to Advance
               -----------------------------------------------------------------
Expenses.
- --------

          (a) In the event that (i) a determination is made pursuant to Section 9 of this Agreement, (ii) advances are not made pursuant to Section 8 hereof in a timely fashion, or (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(b) of this Agreement and such determination shall not have been made and delivered in a written opinion within 90 days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 7 of this Agreement within 10 days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 9 or 10 of this Agreement, Indemnitee shall be entitled to an adjudication in a court of competent jurisdiction, of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator in the State of Delaware. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 11(a). The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

          (b) In the event a determination has been made in accordance with the procedures set forth in Section 9 hereof, in whole or in part, that Indemnitee is not entitled to indemnification, any such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of that
              -- ----
adverse prior determination.

          (c) If a determination is made or deemed to have been made pursuant to
Section 9 and 10 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 11, absent (i) a misrepresentation of a material fact by Indemnitee or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by law.

          (d) In the event that Indemnitee, pursuant to this Section 11, seeks a judicial adjudication of, or an award in arbitration to enforce, his or her rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the kinds described in the definition of Expenses) actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration, but only if Indemnitee prevails therein. If it shall be determined in such judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

          12.  Non-Exclusivity.
               ---------------

          (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, a certificate of incorporation or By-Laws of the Company, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement, except to the extent expressly provided therein.

          (b) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

          13.  Effective Date.  This Agreement shall be effective automatically
               --------------
upon consummation of the Initial Public Offering.

          14.  Duration of Agreement.  This Agreement shall apply to any claim
               ---------------------
asserted and any Expenses incurred in connection with any claim asserted on or after the effective date of this Agreement and shall continue until and terminate upon the later of: (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 3, 4 or 5 of this Agreement; or (b) the final termination of all pending or threatened Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and any Proceedings commenced by Indemnitee pursuant to Section 11 hereof (but only in respect of such Proceedings). This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's spouse, assigns, heirs, devises, executors, administrators or other legal representatives.

          15.  Severability.  Should any part, term or condition hereof be
               ------------
declared illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of the Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.

          16.  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          17.  Headings.  Section headings are for convenience only and do not
               --------
control or affect meaning or interpretation of any terms or provisions of this Agreement.

          18.  Modification and Waiver.  No supplement, modification or
               -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto.

          19.  Notice by Indemnitee.  Indemnitee agrees promptly to notify the
               --------------------
Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

          20.  No Duplicative Payment.  The Company shall not be liable under
               ----------------------
this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

          21.  Nondisclosure of Payments.  Except as expressly required by
               -------------------------
Federal securities laws or Delaware corporation law, neither party shall disclose any payments under this Agreement unless prior approval of the other party is obtained. Any payments to the Indemnitee that must be disclosed shall, unless otherwise required by law, be described only in Company proxy or information statements relating to special and/or annual meetings of the Company's stockholders, and the Company shall afford the Indemnitee the reasonable opportunity to review all such disclosures and, if requested, to explain in such statement any mitigating circumstances regarding the events reported.

          22.  Indemnification of Indemnitee's Estate.  Notwithstanding any
               --------------------------------------
other provision of this Agreement, and regardless whether indemnification of an Indemnitee would be permitted and/or required under this Agreement, if Indemnitee is deceased, the Company shall indemnify and hold harmless Indemnitee's estate, spouse, heirs, administrators, personal representatives and executors (collectively, the "INDEMNITEE'S ESTATE") against, and the Company shall assume, any and all claims, damages, Expenses, judgments, penalties, fines and amounts paid in settlement actually incurred by the Indemnitee or the Indemnitee's Estate in connection with the investigation, defense, settlement or appeal of any action contemplated by this Agreement. Indemnification of the Indemnitee's Estate pursuant to this Section 22 shall be mandatory and not require a determination or any other finding that Indemnitee's conduct satisfied a particular standard of conduct.

          23.  Notices.  All notices, requests, demands and other communications
               -------
provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.

          (a) If to Indemnitee, to the address appearing on the signature page hereof.

          (b) If to the Company to:


                    TV Filme, Inc.
                    c/o ITSA-Intercontinental Telecomunicacoes Ltda. SCS, Quadra 07-B1.A
                    Ed. Executive Tower
                    Sala 601
                    70.300-911 Brasilia-DF
                    Brazil
                    Attention:  Douglas M. Karp, Chairman of the Board

          24.  Governing Law.  The parties agree that this Agreement shall be
               -------------
governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

          25.  Entire Agreement.  This Agreement constitutes the entire
               ----------------
understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

                              TV FILME, INC.



                              By: ______________________________________
                                  Name:
                                  Title:



                              INDEMNITEE



                              __________________________________________
                              Signature


                              __________________________________________
                              Print Name


                              __________________________________________
                              Address


                              __________________________________________
                              City and State


                              __________________________________________
                              Telecopier Number